                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): August 21, 1996
                                                         ---------------



                          CUPERTINO NATIONAL BANCORP
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)



   California                   0-18015                          33-0060898
- ------------------            -----------                  ------------------
(State or other               (Commission                     (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)


20230 Stevens Creek Blvd, Cupertino CA                         95014
- ----------------------------------------                       -----
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (408) 996-1144
                                                     --------------

                                     NONE
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        (Former name or former address, if changed since last report.)



The Exhibit Index is on Page 4.               Page 1 of 61 Pages
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Item 5.   Other Events.
          ------------

          The Registrant and Mid-Peninsula Bancorp, Palo Alto, California, have entered into a Second Amended and Restated Agreement and Plan of Reorganization and Merger dated August 20, 1996, which amends the Amended and Restated Agreement and Plan of Reorganization and Merger dated June 26, 1996, in order to make certain technical corrections and to delete certain provisions related to employment agreements as conditions to consummation of the transactions contemplated pursuant to the Agreement.

          The foregoing description is qualified by reference to the Second Amended and Restated Agreement and Plan of Reorganization and Merger dated August 20, 1996, attached hereto as Exhibit 2.1 and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.
               --------

               2.1 Second Amended and Restated Agreement and Plan of Reorganization and Merger dated August 20, 1996.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Bancorp has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CUPERTINO NATIONAL BANCORP



Date:  August 21, 1996              By:/s/ C. Donald Allen
                                       ---------------------------------
                                       C. Donald Allen
                                       President and Chief
                                       Executive Officer

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                                 Exhibit Index
                                 -------------




     Exhibit No.                 Description
     -----------                 -----------


         2.1             Second Amended and Restated
                         Agreement and Plan of
                         Reorganization and
                         Merger dated August 20,
                         1996